UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 14, 2017

(Date of earliest event reported)

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1400 16th Street, San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

On November 14, 2017, Invitae Corporation (“Invitae”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “Commission”) to report the completion of its previously announced acquisition of CombiMatrix Corporation (“CombiMatrix”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of July 31, 2017 (the “Merger Agreement”), by and among Invitae, Coronado Merger Sub, Inc., a wholly owned subsidiary of Invitae (“Merger Sub”), and CombiMatrix, pursuant to which Merger Sub merged with and into CombiMatrix, with CombiMatrix surviving as a wholly owned subsidiary of Invitae (the “Merger”).

On January 26, 2018, Invitae filed Amendment No. 1 to the Original Form 8-K (as amended, the “Amended Form 8-K”), and filed (i) the historical unaudited consolidated financial statements of CombiMatrix as of September 30, 2017 and for the three and nine months ended September 30, 2017 and September 30, 2016 as required by Item 9.01(a) and (ii) the pro forma condensed combined financial information of Invitae as required by Item 9.01(b), and, for ease of reference, refiled the audited historical consolidated financial statements of CombiMatrix as of and for the year ended December 31, 2016.

This Amendment No. 2 to the Original Form 8-K further supplements the Amended Form 8-K to file the unaudited pro forma condensed combined statement of operations of Invitae for the year ended December 31, 2017.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations of Invitae for the year ended December 31, 2017, giving effect to the Merger, is attached hereto as Exhibit 99.5.

(d) Exhibits

Exhibit No.	Description

2.1*^	Agreement and Plan of Merger and Reorganization, dated as of July 31, 2017, by and among Invitae Corporation, Coronado Merger Sub, Inc. and CombiMatrix Corporation (incorporated by reference to Exhibit 2.1 to Invitae Corporation’s Current Report on Form 8-K filed on August 1, 2017).

23.1*	Consent of Haskell & White LLP.

99.1*	Press release issued by Invitae Corporation on November 15, 2017.

99.2*	Audited consolidated financial statements of CombiMatrix Corporation as of and for the year ended December 31, 2016 included in the audited consolidated financial statements of CombiMatrix Corporation as of December 31, 2016 and December 31, 2015 and for the years then ended.

99.3*	Unaudited consolidated balance sheet of CombiMatrix Corporation as of September 30, 2017, and the unaudited consolidated statements of operations of CombiMatrix Corporation for the three and nine months ended September 30, 2017 and September 30, 2016.

99.4*	Unaudited pro forma condensed combined balance sheet of Invitae as of September 30, 2017, and the unaudited pro forma condensed combined statements of operations of Invitae for the year ended December 31, 2016 and for the nine months ended September 30, 2017.

99.5	Unaudited pro forma condensed combined statement of operations of Invitae for the year ended December 31, 2017.

*	Previously filed.
^	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2018	INVITAE CORPORATION

	By:	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer